Exhibit (h)(1)

ClearBridge Energy MLP Total Return Fund Inc.

[            ] Shares of Common Stock

($0.001 par value)

UNDERWRITING AGREEMENT

New York, New York

June     , 2012

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Wells Fargo Securities, LLC

Ameriprise Financial Services, Inc.

As Representatives of the several Underwriters

listed on Schedule I hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Ameriprise Financial Services, Inc.

707 2nd Avenue South

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

The undersigned, ClearBridge Energy MLP Total Return Fund Inc., a Maryland corporation (the “Fund”), Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”), and ClearBridge Advisors, LLC, a Delaware limited liability company (the “Subadviser”), address you as underwriters and as the representatives (the “Representatives”) of each of the several underwriters named in Schedule I hereto (the “Underwriters”). The Fund proposes to sell to the Underwriters [            ] shares of its common stock, par value $0.001 per share (the “Common Stock”) (said shares to be issued and sold by the Fund being hereinafter called the “Underwritten Securities”). The Fund also proposes to grant to the Underwriters an option to purchase up to [            ] additional shares of Common Stock to cover over-allotments (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). Unless otherwise stated, the term “you” as used herein means Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc., each individually on their own behalf and collectively as Representatives. Certain terms used herein are defined in Section 22 hereof.

The Fund has entered into an Investment Management Agreement with the Manager dated as of June [    ], 2012, a Custodian Services Agreement with State Street Bank and Trust

Company dated as of January 1, 2007, as amended with effectiveness on June [    ], 2012, and a Transfer Agency and Services Agreement between the Fund and American Stock Transfer & Trust Company dated as of March 20, 2006, as amended with effectiveness on June [    ], 2012, and such agreements are herein referred to as the “Management Agreement,” the “Custodian Agreement,” and the “Transfer Agency Agreement,” respectively. Collectively, the Management Agreement, the Custodian Agreement and the Transfer Agency Agreement are herein referred to as the “Fund Agreements.” The Manager has entered into a Structuring Fee Agreement and a Syndication Fee Agreement with Morgan Stanley & Co. LLC, each dated as of June [    ], 2012, a Structuring Fee Agreement with Citigroup Global Markets Inc. dated as of June [    ], 2012, a Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of June [    ], 2012, a Structuring Fee Agreement with Wells Fargo Securities, LLC dated as of June [    ], 2012 and a Structuring Fee Agreement with Ameriprise Financial Services, Inc. dated as of June [    ], 2012, and such agreements are herein collectively referred to as the “Fee Agreements.” The Manager has entered into a Subadvisory Agreement with the Subadviser dated June [    ], 2012 (the “Subadvisory Agreement”). In addition, the Fund has adopted a dividend reinvestment plan (the “Dividend Reinvestment Plan”) pursuant to which holders of Common Stock shall have their dividends automatically reinvested in additional shares of Common Stock of the Fund unless they elect to receive such dividends in cash.

1. Representations and Warranties of the Fund and the Manager. The Fund and the Manager, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

(a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-180738 and 811-22693) on Form N-2, including a related preliminary prospectus (including any statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Fund may have filed, as part of an amendment to the Registration Statement or pursuant to Rule 497, one or more amendments thereto, including a related preliminary prospectus (including any statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will file with the Commission a final prospectus (including any statement of additional information incorporated by reference therein) related to the Securities in accordance with Rule 497. As filed, such final prospectus (including any statement of additional information incorporated by reference therein) shall contain in all material respects the information required by the Act and the 1940 Act and the Rules and Regulations and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

(b) Each Preliminary Prospectus complied when filed with the Commission in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations, and each Preliminary Prospectus and the Rule 430A Information, when taken together as a whole, as of the Execution Time, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund and the Manager make no representations or warranties as to the information contained in or omitted from a Preliminary Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph 10(b) hereof.

(c) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 497 and on the Closing Date (as defined in Section 5 hereof) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund and the Manager make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph 10(b) hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

(d) The Fund has been duly organized and is validly existing in good standing as a corporation under the laws of Maryland, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification except where the failure to so register or qualify does not have a Fund Material Adverse Effect. The Fund has no subsidiaries.

(e) The Fund’s authorized equity capitalization is as set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus; the capital stock of the Fund conforms in all material respects to the description thereof contained in the Registration Statement, each Preliminary Prospectus and the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued and fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Exchange; the certificates, if any, for the Securities are in valid and sufficient form; the holders of outstanding shares of Common Stock are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Registration Statement, each Preliminary Prospectus or the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

(f) The Fund’s registration statement on Form 8-A under the Exchange Act has become effective.

(g) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act, the Exchange Act and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

(h) There are no agreements, contracts, indentures, leases, permits or other instruments that are required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required; the statements in the Registration Statement, each Preliminary Prospectus and the Prospectus [on the inside front cover and under the headings “Prospectus Summary,” The Fund’s Investments,” “Use of Leverage,” “Risks,” “Management of the Fund,” “Dividend Reinvestment Plan,” “Description of Shares,” “Certain Provisions in the Articles of Incorporation and By-Laws,” “Certain United States Federal Income Tax Considerations,” “Investment Policies and Techniques,” “Investment Manager” and “Portfolio Managers,”] insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(i) The Fund has full corporate power and authority to enter into this Agreement and the Fund Agreements; the execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund.

(j) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified, management investment company and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

(k) Other than as provided in Section 1(g) above, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except such as have been made or obtained under the Act, the Exchange Act, the Advisers Act, the 1940 Act, the rules and regulations of FINRA and the Exchange, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(l) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof or the adoption of the Dividend Reinvestment Plan, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, (i) the Organizational Documents of the Fund, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Fund is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Fund of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Fund or any of its properties except, in the case of (ii) and (iii) above, where such a conflict, breach, violation or imposition would not reasonably be expected to have a Fund Material Adverse Effect.

(m) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement.

(n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly, in all material respects, the financial condition, results of operations and cash flows of the Fund as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement, each Preliminary Prospectus and the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

(o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the knowledge of the Fund, threatened that (i) would reasonably be expected to have a material adverse effect on the Fund’s performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) would reasonably be expected to have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(p) The Fund owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(q) The Fund is not in violation or default of any provision of its Organizational Documents or (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (ii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Fund or any of its properties, except in the case of (i) and (ii) above, where such a violation or default would not reasonably be expected to have a Fund Material Adverse Effect.

(r) Since the date as of which information is given in each Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund (other than as a result of a change in the financial markets generally), whether or not arising from transactions in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital stock.

(s) KPMG LLP, who have audited the financial statements of the Fund and delivered their report with respect to the audited financial statements included or incorporated by reference in the Registration Statement, each Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Fund within the meaning of the Act, the 1940 Act and the Rules and Regulations.

(t) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, each Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

(u) All advertising, sales literature or other promotional material (including “prospectus wrappers”, “broker kits”, “road show slides” and “road show scripts”), whether in printed or electronic form, authorized in writing by or prepared by the Fund, the Manager or the Subadviser for use in connection with the offering and sale of the Securities (collectively, “sales material”) complied and comply in all material respects with the applicable requirements of the Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of FINRA and if required to be filed with FINRA under FINRA’s conduct rules were so filed. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v) The Fund is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Fund deems adequate; all policies of insurance insuring the Fund or its business, assets, employees, officers and directors, including the Fund’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations, are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(w) The Fund possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business except to the extent that the failure to do so would not have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto); the Fund has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(x) The Fund maintains and will maintain a system of internal accounting controls designed to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act and the 1940 Act Rules and Regulations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund employs “internal control over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act) and such internal control over financial reporting is and shall be effective as required by the 1940 Act and the 1940 Act Rules and Regulations. The Fund is not aware of any material weakness in its internal control over financial reporting.

(y) The Fund maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the 1940 Act); such disclosure controls and procedures are designed as required by the 1940 Act and the 1940 Act Rules and Regulations.

(z) The Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in violation of federal securities laws, in stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund other than (i) such actions as taken by the Underwriters and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of the Underwritten Securities is completed, in each case, so long as such actions are in compliance with all applicable law.

(aa) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations and the Fund’s directors and the Fund’s shareholders have approved the Management Agreement and the Subadvisory Agreement in accordance with Section 15 of the 1940 Act.

(bb) Except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, no director of the Fund is an “interested person” (as defined in the 1940 Act) of the Fund or an “affiliated person” (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto. For purposes of this Section 1(bb), the Fund and the Manager shall be entitled to rely on representations from such officers and directors.

(cc) The conduct by the Fund of its business (as described in the Registration Statement, each Preliminary Prospectus and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

(dd) The Fund has filed all foreign, federal, state and local tax returns required to be filed or has properly requested extensions thereof (except in any case in which the failure so to file would not have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Fund Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(ee) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Fund or sale by the Fund of the Securities.

(ff) Except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Fund (i) does not have any material lending or other relationship with any bank or lending affiliate of any Representative and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Representative.

(gg) There is and has been no failure on the part of the Fund and any of the Fund’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).

(hh) The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Fund, including policies and procedures that provide oversight of compliance by each investment adviser, administrator and transfer agent of the Fund.

(ii) The operations of the Fund are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Money Laundering Laws is pending or, to the knowledge of the Fund, threatened.

(jj) There are no business relationships or related-party transactions involving the Fund or any other person required to be described in the Registration Statement, each Preliminary Prospectus and the Prospectus which have not been described as required, it being understood and agreed that the Fund and the Manager make no representation or warranty with respect to any such relationships involving any Underwriter or any affiliate and any other person that have not been disclosed to the Fund by the relevant Underwriter in connection with this offering.

(kk) Neither the Fund nor, to the knowledge of the Fund, any director, officer, agent, employee or affiliate of the Fund is aware of or has taken any action in connection with the Fund, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Fund, and to the knowledge of the Fund, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ll) Neither the Fund nor, to the knowledge of the Fund, any director, officer, agent, employee or affiliate of the Fund is currently subject to any U.S. sanctions administered by OFAC; and the Fund will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Fund and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Fund, as to matters covered therein, to each Underwriter.

2. Representations and Warranties of the Manager. The Manager represents and warrants to, and agrees with, each Underwriter as follows:

(a) The Manager has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a Manager Material Adverse Effect.

(b) The Manager is duly registered as an investment adviser under the Advisers Act and the Manager is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement or the Fee Agreements as contemplated by the Registration Statement, each Preliminary Prospectus and the Prospectus. The Manager has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act and the Advisers Act Rules and Regulations by the Manager and its supervised persons.

(c) The Manager has full limited liability company power and authority to enter into this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements; the execution and delivery of, and the performance by the Manager of its obligations under, this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements have been duly authorized by the Manager; and this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements, have been duly executed and delivered by the Manager.

(d) The Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus and under this Agreement, the Management Agreement, the Subadvisory Agreement and the Fee Agreements, as applicable.

(e) The description of the Manager and its business, and the statements attributable to the Manager, in the Registration Statement, each Preliminary Prospectus and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Manager or its property is pending or, to the knowledge of the Manager, threatened that (i) is required to be described in the Registration Statement, each Preliminary Prospectus and the Prospectus that is not so described as required, (ii) would reasonably be expected to have a material adverse effect on the ability of the Manager to fulfill its obligations hereunder or under the Management Agreement, the Subadvisory Agreement or the Fee Agreements or (iii) would reasonably be expected to have a Manager Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus; and there are no agreements, contracts, indentures, leases, permits or other instruments relating to the Manager that are required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

(g) Since the date as of which information is given in each Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), business prospects, earnings, business or properties of the Manager, whether or not arising from transactions in the ordinary course of business and (ii) there have been no transactions entered into by the Manager which are material to the Manager other than those in the ordinary course of its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(h) The Manager possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business in the manner described in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus except to the extent that the failure to do so would not have a Manager Material Adverse Effect; the Manager has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Manager Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(i) This Agreement, the Management Agreement and the Subadvisory Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

(j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Management Agreement, the Subadvisory Agreement or the Fee Agreements except such as have been made or obtained under the Act, the Exchange Act, the Advisers Act, the 1940 Act, the rules and regulations of FINRA and the Exchange, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(k) Neither the execution, delivery or performance of this Agreement, the Management Agreement, the Subadvisory Agreement or the Fee Agreements nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Manager pursuant to, (i) the Organizational Documents of the Manager, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Manager is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Manager of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Manager or any of its properties, except in the case of (ii) and (iii) above, where such a conflict, breach, violation or imposition would not have a Manager Material Adverse Effect.

(l) The Manager has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in violation of federal securities laws, in stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Manager is not aware of any such action taken or to be taken by any affiliates of the Manager, other than (i) such actions as taken by the Underwriters and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of the Underwritten Securities is completed, in each case, so long as such actions are in compliance with all applicable law.

(m) In the event that the Fund, the Manager or the Subadviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Manager will install and maintain or will cause to be installed and maintained, pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

(n) The operations of the Manager and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Manager or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Manager, threatened.

(o) The Manager maintains a system of internal controls designed to provide reasonable assurance that (i) transactions effectuated by it under the Management Agreement and the Subadvisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Fund’s assets is permitted only in accordance with its management’s general or specific authorization.

(p) Neither the Manager nor, to the knowledge of the Manager, any director, officer, agent, employee or affiliate of the Manager is aware of or has taken any action in connection with the Manager, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Manager, and to the knowledge of the Manager, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(q) Neither the Manager nor, to the knowledge of the Manager, any director, officer, agent, employee or affiliate of the Manager is currently subject to any U.S. sanctions administered by OFAC; and the Manager will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Manager and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Manager, as to matters covered therein, to each Underwriter.

3. Representations and Warranties of the Subadviser. The Subadviser represents and warrants to, and agrees with, each Underwriter as follows:

(a) The Subadviser is not aware of, and has no knowledge of, any facts, circumstances or events that would cause any of the representations and warranties of the Fund or the Manager set forth in Section 1 herein to be untrue in any respect.

(b) The Subadviser has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so register or qualify does not have a Subadviser Material Adverse Effect.

(c) The Subadviser is duly registered as an investment adviser under the Advisers Act and the Subadviser is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Subadvisory Agreement as contemplated by the Registration Statement, each Preliminary Prospectus and the Prospectus. The Subadviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act and the Advisers Act Rules and Regulations by the Subadviser and its supervised persons.

(d) The Subadviser has full power and authority to enter into this Agreement and the Subadvisory Agreement; the execution and delivery of, and the performance by the Subadviser of its obligations under, this Agreement and the Subadvisory Agreement have been duly authorized by the Subadviser; and this Agreement and the Subadvisory Agreement, have been duly executed and delivered by the Subadviser.

(e) The Subadviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus and under this Agreement and the Subadvisory Agreement, as applicable.

(f) The description of the Subadviser and its business and the statements attributable to the Subadviser in the Registration Statement, each Preliminary Prospectus and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Subadviser, or any of the Subadviser’s property is pending or, to the knowledge of the Subadviser, threatened that (i) is required to be described in the Registration Statement, each Preliminary Prospectus and the Prospectus that is not so described as required, (ii) would reasonably be expected to have a material adverse effect on the ability of the Subadviser to fulfill its obligations hereunder or under the Subadvisory Agreement or (iii) would reasonably be expected to have a Subadviser Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus; and there are no agreements, contracts, indentures, leases, permits or other instruments relating to the Subadviser that are required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

(h) Since the date as of which information is given in each Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), business prospects, earnings, business or properties of the Subadviser, whether or not arising from transactions in the ordinary course of business and (ii) there have been no transactions entered into by the Subadviser which are material to the Subadviser other than those in the ordinary course of its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(i) The Subadviser possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct the Subadviser’s business, in the manner described in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus except to the extent that the failure to do so would not have a Subadviser Material Adverse Effect; the Subadviser has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Subadviser Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(j) This Agreement and the Subadvisory Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

(k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Subadvisory Agreement, except such as have been made or obtained under the Act, the Exchange Act, the Advisers Act, the 1940 Act, the rules and regulations of FINRA and the Exchange, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(l) Neither the execution, delivery or performance of this Agreement or the Subadvisory Agreement nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Subadviser pursuant to, (i) the Organizational Documents of the Subadviser, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Subadviser is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Subadviser of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Subadviser or any of properties of the Subadviser, except in the case of (ii) and (iii) above, where such a conflict, breach, violation or imposition would not have a Subadviser Material Adverse Effect.

(m) The Subadviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in violation of federal securities laws, in stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Subadviser is not aware of any such action taken or to be taken by any affiliates of the Subadviser, other than (i) such actions as taken by the Underwriters and (ii) tender offers, share repurchases and the issuance or purchase of shares pursuant to the Fund’s Dividend Reinvestment Plan effected following the date on which the distribution of the Underwritten Securities is completed, in each case, so long as such actions are in compliance with all applicable law.

(n) The operations of the Subadviser and subsidiaries of the Subadviser are and have been conducted at all times in compliance with applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Subadviser, or any of the affiliates or subsidiaries of the Subadviser with respect to the Money Laundering Laws is pending or, to the knowledge of the Subadviser, threatened.

(o) The Subadviser maintains a system of internal controls designed to provide reasonable assurance that (i) transactions effectuated by it under the Subadvisory Agreement are executed in accordance with the general or specific authorization of the management of the Subadviser; and (ii) access to the Fund’s assets is not permitted, except as permitted pursuant to transactions described in (i) herein.

(p) Neither the Subadviser nor, to the knowledge of the Subadviser, any director, officer, agent, employee or affiliate of the Subadviser is aware of or has taken any action in connection with the Subadviser, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Subadviser, and to the knowledge of the Subadviser, the affiliates of the Subadviser have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(q) Neither the Subadviser nor, to the knowledge of the Subadviser, any director, officer, agent, employee or affiliate of the Subadviser is currently subject to any U.S. sanctions administered by OFAC; and the Subadviser will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Subadviser and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Subadviser as to matters covered therein, to each Underwriter.

4. Purchase and Sale.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $19.10 per share, the amount of the Underwritten Securities set forth opposite such Underwriter’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [            ] Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Underwritten Securities but not payable on the Option Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

5. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 4(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on June [    ], 2012 or at such time on such later date not earlier than the second Business Day, nor more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Fund or as provided in Section 11 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

If the option provided for in Section 4(b) hereof is exercised after the third Business Day prior to the Closing Date, the Fund will deliver the Option Securities (at the expense of the Fund) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option but not earlier than two Business Days thereafter) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. If settlement for the Option Securities occurs after the Closing Date, the Fund will deliver the Option Securities to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 8 hereof.

6. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

7. Agreements of the Fund, the Manager and the Subadviser.

(a) The Fund and the Manager, jointly and severally, agree with the several Underwriters that:

(i) Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. The Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Fund will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(ii) If, at any time when a prospectus relating to the Securities is required to be filed or delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (i) notify the Representatives of any such event; (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a)(i) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance; (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in the use of the Prospectus; and (iv) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(iii) As soon as practicable, the Fund will make generally available to its security holders and to the Representatives an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(iv) The Fund will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

(v) In cooperation with the Underwriters, the Fund will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(vi) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley

Act, and will use its reasonable best efforts to cause the Fund’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(vii) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus and the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, if any, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with FINRA (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Fund’s accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; and (x) all other costs and expenses incident to the performance by the Fund of its obligations hereunder. To the extent that the foregoing costs and expenses incidental to the performance of the obligations of the Fund under this Agreement, as well as the Fund’s other costs associated with the offering of the Securities (other than the sales load) exceed $0.04 per share, the Manager will pay all such costs and expenses.

(b) The Fund, the Manager and the Subadviser, jointly and severally, agree with the several Underwriters that:

(i) The Fund will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction for a period of 180 days after the date of this Agreement, provided, however, that the Fund may issue and sell shares of Common Stock pursuant to the Dividend Reinvestment Plan as in existence as of the date of this Agreement. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. The Fund will provide the Representatives with prior notice of any such announcement that gives rise to an extension of the restricted period.

(ii) The Fund, the Manager and the Subadviser will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, other than (i) such actions as taken by the Underwriters; and (ii) transactions under the Dividend Reinvestment Plan, so long as such actions are in material compliance with all applicable law.

(iii) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(iv) The Fund, the Manager and the Subadviser will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement, including, without limitation, (i) the Manager’s performance of its services and obligations as contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus and under the Management Agreement and the Fee Agreements and (ii) the Subadviser’s performance of its services and obligations as contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus and under the Subadvisory Agreement.

8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund, the Manager and the Subadviser contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 5 hereof, to the accuracy of the statements of the Fund, the Manager and the Subadviser made in any certificates pursuant to the provisions hereof, to the performance by the Fund, the Manager or the Subadviser of their obligations hereunder or to the Representatives’ waiver in writing thereof and to the following additional conditions:

(a) The Prospectus and any supplements thereto have been filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Fund, the Manager or the Subadviser, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with in all material respects.

(b) The Fund shall have requested and caused Simpson Thacher & Bartlett LLP, counsel for the Fund, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives on behalf of the Underwriters, substantially in the form set forth on Exhibit A hereto.

(c) You shall have received on the Closing Date an opinion of in-house counsel for the Manager, dated the Closing Date and addressed to the Representatives on behalf of the Underwriters, substantially in the form set forth on Exhibit B hereto.

(d) You shall have received on the Closing Date an opinion of in-house counsel for the Subadviser, dated the Closing Date and addressed to the Representatives on behalf of the Underwriters, substantially in the form set forth on Exhibit C hereto.

(e) The Representatives shall have received from Foley & Lardner LLP, Maryland counsel for the Fund, such opinion or opinions, dated the Closing Date and addressed to the Representatives on behalf of the Underwriters, with respect to the issuance and sale of the Securities and other related matters as the Representatives may reasonably require, and the Fund shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives on behalf of the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Preliminary Prospectus and the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Fund, the Manager and the Subadviser shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(g) Each of the Fund, the Manager and the Subadviser shall have furnished to the Representatives a certificate, signed, in the case of the Fund and the Manager, by the Chairman of the Board or the President or Executive Vice President and the principal financial or accounting officer of each of the Fund and the Manager, as the case may be, and in the case of the Subadviser, by the Chairman of the Board or the President or

Executive Vice President or Director and the principal financial or accounting officer or controller, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, each Preliminary Prospectus and the Prospectus, any amendments or supplements thereto and this Agreement and that:

(i) The representations and warranties of the Fund, the Manager or the Subadviser, as case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund, the Manager or the Subadviser, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (to the extent not waived in writing by the Representatives);

(ii) No stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Fund’s, the Manager’s or the Subadviser’s knowledge, as the case may be, threatened; and

(iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto) (with respect to the certificate of the Fund) and since the date of the Prospectus (exclusive of any supplement thereto) (with respect to the certificates of the Manager and the Subadviser), there has been no material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund, the Manager or the Subadviser, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(h) The Fund shall have requested and caused KPMG LLP to have furnished to the Representatives on behalf of the Underwriters, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that it is an independent registered public accounting firm within the meaning of the Act and the 1940 Act and the Rules and Regulations and stating in effect that:

(i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement, each Preliminary Prospectus and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the 1940 Act and the Rules and Regulations; and

(ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Fund) set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, including the information set forth under the captions “Summary of Fund Expenses” in any Preliminary Prospectus and the Prospectus, agrees with the accounting records of the Fund, excluding any questions of legal interpretation.

References to each Preliminary Prospectus and the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

(i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund, the Manager and the Subadviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated the Registration Statement, each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

(j) The Manager shall deliver to each of the other parties to the Fee Agreements copies of the Fee Agreements, executed by the Manager and dated the Effective Date, together with reproduced copies of such agreements executed by the Manager for each of the other parties thereto.

(k) The Securities shall have been listed and admitted and authorized for trading on the Exchange, and satisfactory evidence of such listing shall have been provided to the Representatives.

(l) The Representatives on behalf of the Underwriters shall have received on the Closing Date a certificate from a duly authorized officer of each of State Street Bank and Trust Company and American Stock Transfer & Trust Company certifying that the Custodian Agreement and the Transfer Agency Agreement, as applicable, is in full force and effect and is a valid and binding agreement of such party, as applicable.

(m) Prior to the Closing Date, the Fund, the Manager and the Subadviser shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(n) If any of the conditions specified in this Section 8 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

(o) The documents required to be delivered by this Section 8 shall be delivered at the office of Weil, Gotshal & Manges LLP, counsel for the Underwriters, at 767 Fifth Avenue, New York, New York 10153, on the Closing Date.

9. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of the Fund, the Manager or the Subadviser to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Manager will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

10. Indemnification and Contribution.

(a) The Fund, the Manager and the Subadviser, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, members, managers, officers, employees, agents and affiliates of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof (and including any post-effective amendment and any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in any Preliminary Prospectus, the Prospectus, any sales material or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund, the Manager and the Subadviser will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund, the Manager or the Subadviser by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund, the Manager and the Subadviser may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each of the Fund, the Manager and the Subadviser, each of its directors, members or managers, each of its officers who signs the Registration Statement, and each person who controls the Fund, the Manager or the Subadviser within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund, the Manager and the Subadviser to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund, the Manager or the Subadviser by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund, the Manager and the Subadviser acknowledge that the statements set forth in [the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriters”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids] in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters specifically for inclusion in any Preliminary Prospectus or the Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party will, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Manager, the Subadviser and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which the Fund, the Manager, the Subadviser and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Manager and the Subadviser on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Manager, the Subadviser and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund, the Manager and the Subadviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund, the Manager and the Subadviser (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Fund, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund, the Manager and the Subadviser on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Manager, the Subadviser and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee, agent and affiliate of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund, the Manager or the Subadviser within the meaning of either the Act or the Exchange Act, each officer of the Fund, the Manager and the Subadviser who shall have signed the Registration Statement and each director of the Fund, the Manager and the Subadviser shall have the same rights to contribution as the Fund, the Manager and the Subadviser, subject in each case to the applicable terms and conditions of this paragraph (d).

11. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Fund, the Manager or the Subadviser. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder.

12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Fund, the Manager or the Subadviser, by notice given to the Fund, the Manager or the Subadviser prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading in the Fund’s Common Stock shall have been suspended by the Commission or the Exchange or trading in securities generally on the Exchange or on any international securities exchange shall have been suspended or limited or minimum prices shall have been established on the Exchange or on any international securities exchange, (b) a disruption in securities settlement, payment or clearance services in the United States shall have occurred, (c) a banking moratorium shall have been declared either by federal or New York State authorities or (d) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, or there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the

Securities as contemplated by the Registration Statement, each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Fund, the Manager and the Subadviser or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund, the Manager or the Subadviser or any of the officers, directors, members, managers, officers, employees, agents, affiliates or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention: Syndicate Department, with a copy to ECM Legal; Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: [    ]; Ameriprise Financial Services, Inc., 707 2nd Avenue South, Minneapolis, Minnesota 55402, Attention: [    ]; if sent to the Fund, the Manager or the Subadviser, will be mailed or delivered to the Legg Mason General Counsel and confirmed to the General Counsel, Legg Mason, at 620 Eighth Avenue, 49th Floor, New York, New York 10018, Attention: General Counsel; with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: Sarah Cogan.

15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, members, managers, employees, agents and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.

16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17. Waiver of Jury Trial. Each of the Fund, the Manager, the Subadviser and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Fund, the Manager, the Subadviser and the Underwriters, or any of them, with respect to the subject matter thereof.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. No Fiduciary Duty. Each of the Fund, the Manager and the Subadviser hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Fund, the Manager and the Subadviser, on the one hand, and the Underwriters and any affiliate, through which they may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Fund, the Manager or the Subadviser and (c) the Fund’s, the Manager’s and the Subadviser’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Fund, the Manager and the Subadviser agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Fund, the Manager or the Subadviser on related or other matters). Each of the Fund, the Manager and the Subadviser agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect except with respect to any advice provided by the Underwriters in connection with the structure, design or organization of the Fund pursuant to the Fee Agreements. The Fund, the Manager and the Subadviser agree and acknowledge that in any event the Underwriters do not owe an agency, fiduciary or similar duty to the Fund, the Manager or the Subadviser.

22. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“1940 Act Rules and Regulations” shall mean the rules and regulations of the Commission under the 1940 Act.

“1940 Act Notification” shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

“Act” shall mean the Securities Act of 1933, as amended.

“Act Rules and Regulations” shall mean the rules and regulations of the Commission under the Act.

“Advisers Act” shall mean the Investment Advisers Act of 1940, as amended.

“Advisers Act Rules and Regulations” shall mean the rules and regulations of the Commission under the Advisers Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange” shall mean the New York Stock Exchange.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“FCPA” shall mean the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Fund Material Adverse Effect” means a material adverse change in the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business.

“Manager Material Adverse Effect” means a material adverse change in the condition (financial or otherwise), business prospects, earnings, business or properties of the Manager, whether or not arising from transactions in the ordinary course of business.

“OFAC” shall mean the Office of Foreign Assets Control of the U.S. Treasury Department.

“Organizational Documents” shall mean (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its agreement and declaration of trust, certificate of trust, certificate of formation or similar organizational document and its trust agreement, by-laws or other similar document; and (e) in the case of any other entity, the organizational and governing documents of such entity, in each case as may be amended from time to time.

“Preliminary Prospectus” shall mean the preliminary prospectus (including the statement of additional information incorporated by reference therein) dated May [__], 2012, and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Prospectus” shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 on or after the Effective Date.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 497 and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Rule 430A” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“Rule 497” refers to Rule 497(c) or 497(h) under the Act, as applicable.

“Rules and Regulations” shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

“Subadviser Material Adverse Effect” means a material adverse change in the condition (financial or otherwise), business prospects, earnings, business or properties of the Subadviser, whether or not arising from transactions in the ordinary course of business.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Manager, the Subadviser and the several Underwriters.

Very truly yours,

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

CLEARBRIDGE ADVISORS, LLC

By:
Name:
Title:

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

By:	MORGAN STANLEY & CO. LLC

By:
Name:
Title:

By:	CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

WELLS FARGO SECURITIES, LLC

By:
Name:
Title:

AMERIPRISE FINANCIAL SERVICES, INC.

By:
Name:
Title:

For themselves and the other

several Underwriters named in

Schedule I to the foregoing

Agreement.

SCHEDULE I

Underwriters	Number of Underwritten Securities to be Purchased

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Wells Fargo Securities, LLC
Ameriprise Financial Services, Inc.

TOTAL:

Exhibit A

Form of Opinion of Fund’s Counsel

A-1

Exhibit B

Form of Opinion of Manager’s Counsel

B-1

Exhibit C

Form of Opinion of Subadviser’s Counsel

C-1